     As filed with the Securities and Exchange Commission on October 9, 1998
                                                     Registration No. 333-______

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  --------------------------------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      ------------------------------------

                                MICROGRAFX, INC.
             (Exact name of registrant as specified in its charter)

                   TEXAS                                   75-1952080
      (State or other jurisdiction of                   (I.R.S. Employer
       incorporation or organization)                  Identification No.)

             1303 ARAPAHO
           RICHARDSON, TEXAS                               75081
   (Address of principal executive offices)              (Zip Code)

                     ---------------------------------------

          MICROGRAFX, INC. 1995 DIRECTOR STOCK OPTION PLAN, AS AMENDED
                            (Full title of the plan)

                     ---------------------------------------

          R. EDWIN PEARCE, ESQ.                            COPY TO:
            MICROGRAFX, INC.                          L. STEVEN LESHIN, ESQ.
             1303 ARAPAHO                              JENKENS & GILCHRIST,
         RICHARDSON, TEXAS 75081                    A PROFESSIONAL CORPORATION
             (214) 234-1769                        1445 ROSS AVENUE, SUITE 3200
                                                      DALLAS, TEXAS  75202
     (Name, address and telephone number
   including area code of agent for service)

                     ---------------------------------------

                         CALCULATION OF REGISTRATION FEE

================================================================================================================================
                                                                        PROPOSED              PROPOSED
                                                    AMOUNT              MAXIMUM               MAXIMUM             AMOUNT OF
             TITLE OF CLASS OF                      TO BE            OFFERING PRICE          AGGREGATE           REGISTRATION
        SECURITIES TO BE REGISTERED            REGISTERED(1)(2)      PER SHARE(3)(4)     OFFERING PRICE(3)(4)       FEE(4)
--------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value per share         300,000 Shares           $ 11.375          $ 2,267,680.00          $ 669.00
================================================================================================================================

         (1) The securities to be registered consist of 300,000 shares reserved for issuance under the Micrografx, Inc. 1995 Director Stock Option Plan, as amended (the "Plan").
         (2) Pursuant to Rule 416, this Registration Statement is deemed to include additional shares of Common Stock issuable under the terms of the Plan to prevent dilution resulting from any future stock split, stock dividend or similar transaction.
         (3) Estimated solely for the purpose of calculating the registration fee.
         (4) Calculated pursuant to Rule 457(c) and (h). Accordingly, the price per share of the Common Stock offered hereunder pursuant to the Plan is based on
(i) 132,419 shares of Common Stock reserved for issuance under the Plan, but not subject to outstanding stock options, at a price per share of $ 8.69, which is the average of the high and low prices reported on the National Association of Securities Dealers, Inc. Automated Quotation System National Market System in the Common Stock as of October 7, 1998, which is a date within five business days prior to the date of filing the registration statement, and
                  (ii) the following shares of Common Stock reserved for issuance under the Plans and subject to options already granted thereunder at the following exercise prices:
                           Number of Shares
                           of Common Stock           Exercise Price
                           Reserved for Issuance     Per Share
                           ---------------------     ---------

                           5,000                     $ 11.125
                           4,597                     $ 11.375
                           51,904                    $ 6.938
                           35,000                    $ 6.00
                           13,580                    $ 4.938
                           20,000                    $ 6.875
                           37,500                    $ 6.25
================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.  PLAN INFORMATION*
ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

         The registrant hereby incorporates by reference in this Registration Statement its registration statement on Form S-8 previously filed by the registrant with the Securities and Exchange Commission (the "Commission") (Registration No. 333-03429), which related to the Plan.

ITEM 8.  EXHIBITS.

         (a)      Exhibits.

                           The following documents are filed as a part of this
Registration Statement.

         Exhibit           Description of Exhibit
         -------           ----------------------

          3.1*    Articles of Incorporation of the registrant (Exhibit 3.1)

          3.2** Amendment to Articles of Incorporation of the registrant (Exhibit 3.2)

          3.3*    Amended and Restated Bylaws of the registrant (Exhibit 3.3)

          3.4*** Amendments to Amended and Restated Bylaws of the registrant (Exhibit 3.4)

          4.3**** Micrografx, Inc. 1995 Director Stock Option Plan, as amended
                  (Exhibit 10.29)

          5.1     Opinion of Jenkens & Gilchrist, a Professional Corporation

         23.1 Consent of Jenkens & Gilchrist, a Professional Corporation (included in their opinion filed as Exhibit 5.1 hereto)

         23.2     Consent of Ernst & Young LLP

         23.3     Consent of Arthur Andersen LLP

--------------------

* Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-34842) filed with the Commission, incorporated herein by reference.

** Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-42195) filed with the Commission, incorporated herein by reference.

*** Filed as the exhibit shown in parenthesis contained in the registrant's Form 10-K for the year ended March 31, 1993, incorporated herein by reference.

---------------

     *Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), and the Note to Part I of Form S-8.

**** Filed as the exhibit shown in parenthesis contained in the registrant's Form 10-K for the year ended March 31, 1994, incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, Texas, on October 8, 1998:

                                  MICROGRAFX, INC.


                                  By:  /s/ DOUGLAS M. RICHARD
                                       ---------------------------------------
                                       Douglas M. Richard,
                                       President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Douglas M. Richard and Darryl R. Halbert, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution to this registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that each of said attorneys-in-fact and agents or his substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated:


                 SIGNATURE                                         CAPACITY                                  DATE
                 ---------                                         --------                                  ----



 /s/ RUSSELL HOGG                                  Chairman of the Board of Directors                  October 8, 1998
----------------------------------
Russell Hogg


 /s/ DOUGLAS M. RICHARD                            President, Chief Executive Officer and              October 8, 1998
----------------------------------                 Director
Douglas M. Richard


 /s/ DARRYL R. HALBERT                             Vice President, Controller and Chief                October 8, 1998
----------------------------------                 Accounting Officer
Darryl R. Halbert


 /s/ ROBERT KAMERSCHEN                             Director                                            October 8, 1998
----------------------------------
Robert Kamerschen


 /s/ SEYMOUR MERRIN                                Director                                            October 8, 1998
----------------------------------
Seymour Merrin


 /s/ EUGENE P. BEARD                               Director                                            October 8, 1998
----------------------------------
Eugene P. Beard

                                  EXHIBIT INDEX




                                                                                                         Sequential
 Exhibit                                                                                                    Page
 Number                                  Document Description                                              Number
 ------                                  --------------------                                              ------

  3.1*                Articles of Incorporation of the registrant (Exhibit 3.1)

  3.2**               Amendment to Articles of Incorporation of the registrant (Exhibit 3.2)

  3.3*                Amended and Restated Bylaws of the registrant (Exhibit 3.3)

  3.4***              Amendments to Amended and Restated Bylaws of the registrant (Exhibit 3.4)

  4.3****             Micrografx, Inc. 1995 Director Stock Option Plan, as amended (Exhibit
                      10.29)

  5.1                 Opinion of Jenkens & Gilchrist, a Professional Corporation

 23.1                 Consent of Jenkens & Gilchrist, a Professional Corporation (included in their opinion filed as Exhibit 5.1 hereto)

 23.2                 Consent of Ernst & Young LLP

 23.3                 Consent of Arthur Andersen LLP



-----------------------

* Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-34842) filed with the Commission, incorporated herein by reference.

** Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-42195) filed with the Commission, incorporated herein by reference.

*** Filed as the exhibit shown in parenthesis contained in the registrant's Form 10-K for the year ended March 31, 1993, incorporated herein by reference.

**** Filed as the exhibit shown in parenthesis contained in the registrant's Form 10-K for the year ended March 31, 1994, incorporated herein by reference.